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                      AMENDMENT TO ROYALTY AGREEMENT

     This is Amendment No. 1 to the Royalty Agreement dated November 7, 1986 ("Royalty Agreement") by and between VIRAGEN, INC., a Delaware corporation ("Viragen") and MEDICORE, INC., a Florida corporation
("Medicore").

                              R E C I T A L S
                              - - - - - - - -

     WHEREAS, the parties hereto have entered into the Royalty Agreement in 1986; and

     WHEREAS, the Board of Directors of Viragen and Medicore have authorized amending the Royalty Agreement.

     NOW, THEREFORE, in consideration of the elimination of indebtedness of Viragen to Medicore and of the promises and covenants set forth herein and for other good and valuable consideration, Viragen and Medicore agree as follows:

1.   Article II - Payments and Royalties is hereby modified as follows:

     a) The Royalty in Section 2. 01 (a) is increased from Ten (10%) Percent to Twelve (12%) Percent;

     b) The Royalty in Section 2.01 (b) is increased from Five (5%) Percent to Seven (7%) Percent; and

     c)   Section 2.05 is rescinded.

2. Article III - Term is hereby extended five years as per Section 3.01 from ten years ending November 6, 1996, to fifteen years from the date of the Royalty Agreement to November 6, 2001; provided this modification does not otherwise alter the additional extensions as set forth in Section 3.01.

3. All other terms, conditions and provisions of the Royalty Agreement, other than the amendments and modifications provided for herein, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Royalty Agreement this 21st day of November, 1989.

                                MEDICORE, INC.

                                By /s/ Thomas K. Langbein
                                  -------------------------------
                                  THOMAS K. LANGBEIN, President

                                VIRAGEN, INC.

                                By /s/ Dennis W. Healey
                                  --------------------------------
                                  DENNIS W. HEALEY, President